Direct Auto Program

Investor Presentation

OneMain Holdings, Inc.

OneMain
Lending Made Personal

OneMain
Lending Made Personal

The Leading Consumer Finance Company

National Footprint

- ✓ $13.2B of branch receivables to over 2 million customers[1]
- ✓ 87% of Americans live within 25 miles of one of OneMain's 1,837 branches[2]
- ✓ Four central servicing center facilities complement branch network

Disciplined Underwriting

- ✓ Ability-To-Pay underwriting backed by centralized proprietary scoring models and 100+ years of disciplined lending experience
- ✓ Direct Auto receives an additional layer of collateral focused underwriting including LTV, vehicle year, make, and mileage

Collateral

- ✓ Extension of our highly successful Secured Personal Loan program; Springleaf has decades of experience and consistently low losses
- ✓ Program focuses on recent vintage automobiles (aged 8 years or less)

100% Direct Auto

- ✓ 100% Direct Auto program (vs. indirect loans originated by auto dealers)
- ✓ Planned routine issuer of Direct Auto only ABS transactions

(1) As of March 31, 2016
(2) Reflects the acquisition of OneMain Financial Holdings, LLC ("OneMain Financial" or "OMFH") in November 2015 and includes pro forma branch sale of 127 branches to Lendmark in May 2016

OneMain
Lending Made Personal

OneMain Overview

- **OneMain Holdings brings together two leading branch-based personal finance companies**
- **Successful Direct Auto business launched in 2014 at Springleaf and in 2016 at legacy OneMain**
- **With 1,800+ locations and 10,000+ team members OneMain serves the financial needs of millions of Americans**
- **NYSE listed (OMF) current market cap of $3.4bn(1)**

Leading National Footprint(1)

87% of Americans live within 25 miles of a OneMain branch



Legacy Springleaf Footprint
28 states

Current Expanded Footprint(2)
16 states

Overview(2)(3)

$13.2 billion in consumer finance receivables and over 2 million customers

OneMain Financial ("OMFH")

- *$8.7 billion of finance receivables*
- *1,140 branches in 43 states*
- *In business for over 100 years*

+

Springleaf Financial

- *$4.5 billion of finance receivables*
- *697 branches in 27 states + digital platform*
- *In business for nearly 100 years*

(1) As of June 13th 2016
(2) Reflects the acquisition of OneMain Financial Holdings, LLC ("OneMain Financial" or "OMFH") in November 2015 and includes pro forma branch sale of 127 branches to Lendmark in May 2016
(3) As of March 31st 2016

Strong Business Model Built on Simple Concepts

OneMain
Lending Made Personal

Our Lending Model

- **Local branch based lending with personal service**
  - Borrowers visit branch to close loan
    - Verify Income
    - Inspect and photograph collateral
- **Sophisticated underwriting and extensive credit data/models**
  - 100+ years of consumer lending
  - Underwrite to each customer's ability to pay
- **Fully licensed in every state we do business**
- **Experienced servicing through multiple economic cycles**
  - Four state of the art centralized servicing facilities
- **Extensive footprint and scale drives operating leverage and returns**
  - 87% of Americans live within 25 miles of one of our 1,837 branches[1]


Springleaf

(1) Reflects the acquisition of OneMain Financial Holdings, LLC ("OneMain Financial" or "OMFH") in November 2015 and includes pro forma branch sale of 127 branches to Lendmark in May 2016

Significant Addressable Consumer Market

OneMain. Lending Made Personal

- Americans have over $3.4T in consumer debt(1)
- 63% of U.S. households do not have at least $1,000 in savings(2), and more than 40% of households have no emergency savings(3)
- OneMain offers crucial access to credit for a large portion of the American population

Our target consumer market is huge - $2T(1)



Other
10%
Student
Loan
37%
Credit Card
21%
Auto
32%

Over 100M Americans with FICO <700(4)



<500
5%
(800-850)
20%
(500-599)
17%
(600-649)
10%
(750-799)
18%
(650-699)
13%
(700-749)
17%

(1) Federal Reserve Board of New York, Household Debt and Consumer Credit Report, Q12016
(2) Bankrate.com – Money Pulse Poll – December 2015
(3) Federal Reserve Bank of New York; Federal Student Aid/U.S. Department of Education, Q12015
(4) Data from FICO Analytics blog, entry from April 2015 – Non-Prime defined as less than 700 FICO

OneMain.
Lending Made Personal

Customer Demographics

- Customer base representative of American population
- OneMain and Springleaf have similar borrower profiles
- Borrowers typically have stable job and residence history and consistent income
- Favorable employment trends

	OneMain Financial	Springleaf Financial
Age	51 yr.	49 yr.
Homeowners	59%	50%
Time in Residence	12 yrs.	11 yrs.
Gross Household Income (est.)	$46,000	$46,000
Average Years on Job	11 yrs.	8 yrs.
FICO[1]	635	602

Customer Survey Results[2]

Personal Loan Purpose



Other 8%
Medical Expenses 7%
Automobile Expenses 12%
Unexpected Home Repair 15%
Household Bills 21%
Debt Consolidation 37%

Employment

High Concentration of Stable Industries

Healthcare	15%
Manufacturing	9%
Education	7%
Government	7%
Accounting, Finance or Insurance	6%
Construction or Transportation	6%

Financial Product Usage

Have a Checking Account: 95%

Have Credit Cards: 62%

(1) Q1 2016 Originations active as of March 31st 2016.
(2) Results from legacy Springleaf Customer Survey taken during Q2 2015

OneMain
Lending Made Personal

Loan Products

Springleaf Q1 2016 Originations[1]

	Direct Auto	Hard Secured	Unsecured
Avg. Loan Size	$14,930	$6,662	$4,592
Orig. Term	54 mos	46 mos	44 mos
Avg. APR	17.8%	26.9%	29.1%
Avg. Age Vehicle	5.5 yrs	12.5 yrs	n/a
Origination FICO	610	595	605
% of Total Book	18.2%	38.4%	43.4%

Springleaf Direct Auto Portfolio Top 10 Vehicles

Rank	Model	Make	Avg. Age Vehicle	Avg Loan Balance
1	SILVERADO	Chevy	2010	$15,224
2	FORD F150	Ford	2009	$14,691
3	RAM 1500 P	Dodge	2011	$15,090
4	SIERRA 150	GMC	2011	$15,932
5	CAMRY-4 CY	Toyota	2009	$10,698
6	TUNDRA	Toyota	2010	$16,491
7	TAHOE-V8	Chevy	2009	$14,378
8	300	Chrysler	2010	$10,848
9	F250 SUPER	Ford	2010	$16,288
10	MUSTANG	Ford	2010	$12,630

(1) Legacy Springleaf only: represents Q1 2016 originations

OneMain
Lending Made Personal

Direct Auto Lending

- **Direct Auto was launched in 2014 as an extension of Springleaf's Hard Secured Personal Loan Product; offering borrowers a larger, lower rate product**
- **Business led by a team of seasoned leaders hired primarily from Wells Fargo Auto Finance**
- **Borrowers must pass our personal loan underwriting and our incremental centralized auto underwriting**
- **Direct origination model (not at dealership) and budget based ability-to-pay underwriting has produced consistently low losses**

Direct vs. Indirect Auto

	One Main Direct Auto	Indirect Auto
Purpose	Predominantly refi/cash-out refi	Vehicle purchase
Interest Rate	Interest rate set centrally by risk grade (no branch input)	Dealer ability to markup interest rate
Underwriting	Budget based cash-flow lending at a personal level	Score based lending, competing for auto dealers business
Closing	Loan made directly to borrower at local branch	Loan closes at dealer

Product Type[1]


19%
6%
2%
72%
Free and Clear
Purchase
Refinance
Refinance Plus

(1) Q1 2016 Direct Auto Originations : Vehicles 0-8 years old only

OneMain
Lending Made Personal

Experienced Auto Management Team

Leadership Team	Background	Responsibilities
Robert Hurzeler, COO and EVP Auto Lending Operations	▪ COO for Global Lending Services (2012-2014) (automotive subprime lender) ▪ President Wells Fargo Auto Finance (2008-2012) ▪ Wells Fargo Direct Lending Operations from 1986-2008	Manages the Direct Auto Product, all Springleaf Central Servicing Operations, and Branch Network
Rick Heinrich Central Underwriting	▪ 21 years in various leadership positions at Wells Fargo Auto Finance ▪ Led Indirect and Direct Auto Origination Centers for Wells Fargo North America	Manages all aspects of Underwriting for Auto and Personal loans
Brian Petrich Central Verifications	▪ 25 years in Indirect and Direct Auto Finance leadership roles in Underwriting, Servicing and Acquisitions ▪ 13 of the 25 in Operational Risk Management leading teams in Fraud Monitoring, Regulatory Audits and QA	Manages the Auto title perfection process, utilizing a third party vendor, to complete verification of potential borrower information, and fulfillment of loans
Robert Buttermore Central Sales, Auto & Personal Loan Referral	▪ 22 years of Consumer Lending Experience in Originations, Operations, Product and Risk Management ▪ 7 years of Auto Specific Experience in roles such as Operations, Product and Risk Management	Manages Auto and Merchant Referral Business Development opportunities as well as Managing the sales process for Central Originations

Nationwide Centralized Operations

OneMain. Lending Made Personal

Centralized Operational Highlights

- Over 1,200 central underwriting and servicing FTEs compliment our 1,800+ branch network
- 5 geographically diverse centers
- All 60+ delinquent loans serviced centrally



Pre-Acq. Footprint
28 states
Current Expanded Footprint(1)
16 states
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD

Central Support Center

Minneapolis, MN	London, KY	Evansville, IN	Tempe, AZ	Fort Mill, SC (Previously OMF)
▪ Sales ▪ Underwriting and Verification ▪ Auto Business Headquarters	▪ >60 Day Collections ▪ SpringCastle ▪ Run-Off Servicing ▪ Out of Footprint Servicing	▪ Non-Core Servicing ▪ Bankruptcy and Litigation ▪ Central Sales ▪ Verifications	▪ >60 Day Collections ▪ Spanish Servicing ▪ Sales ▪ Underwriting	▪ >60 Day Collections ▪ Project Management

(1) Reflects the acquisition of OneMain Financial Holdings, LLC ("OneMain Financial" or "OMFH") in November 2015 and includes pro forma branch sale of 127 branches to Lendmark in May 2016

OneMain
Lending Made Personal

Rigorous Borrower Underwriting

Capacity	Character	Collateral
Income/ability to pay	*Willingness to pay*	*Additional loan support*

Application Sourcing

- **Customer information is collected in person, over the phone or online**

Credit Scoring

- **Traditional and non-traditional data used to build the strongest underwriting tools**
- **Custom scoring models leverage the following key attributes**
  - Bureau inquiries, recent payment behavior, stability, debt utilization, delinquency

Ability to Pay

- **Ability to pay is determined using verified sources of income to calculate a consumer's monthly payment obligations (including new loan)**
  - Only lend against a portion of the borrower's free cash flow

Centralized Auto Underwriting

- **Combination of Branch and Centralized underwriting[1]**
  - Senior underwriters average 11 years of auto loan underwriting experience

Verification

- **Verified application information (includes income, employment, identity, address, and telephone number)**
- **Confirm vehicle attributes including mileage, year of vehicle, insurance coverage, etc.**

(1) Applies to Direct Auto originations only

Highly Effective Servicing Model

OneMain
Lending Made Personal

Effective Hybrid Operating Model

Branch Processes	Function	Centralized Processes
▪ Local presence and personal relationships ▪ Merchant referrals	Marketing	▪ Branding and advertising ▪ Direct mail ▪ Online marketing ▪ Customer retention strategies
▪ Loan applications/processing ▪ Documentation and verification ▪ Personal loan underwriting ▪ Loan closing and funding	Originations/ Underwriting	▪ Pricing ▪ Credit policy and scoring ▪ Underwriting policy ▪ Auto underwriting
▪ Relationship management ▪ <60+ days past due collections ▪ Payoff processing	Servicing/Early Stage Collections	▪ Lockbox for centralized payments ▪ Insurance administration
	Late Stage Collections	▪ >60+ days past due collections ▪ Default management services
	Post Charge-Off	▪ Charge-off collections

OneMain
Lending Made Personal

Direct Auto: All 30+ Day Delinquency Outcomes



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16

	Oct-14	Nov-14	Dec-14	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	Jan-16	Feb-16	Mar-16
Curr from Payment	0.0%	8.8%	9.9%	14.7%	31.5%	19.4%	11.6%	15.2%	18.0%	20.8%	19.7%	18.4%	17.9%	17.9%	16.5%	15.0%	20.5%	17.0%
Roll Same	0.0%	0.0%	0.0%	0.0%	4.1%	6.8%	9.2%	7.4%	9.0%	9.0%	9.6%	11.9%	11.6%	10.6%	11.2%	12.0%	9.5%	9.1%
Roll Better	0.0%	0.0%	0.0%	0.9%	0.5%	0.6%	0.8%	0.5%	1.0%	0.9%	0.8%	0.7%	1.3%	1.6%	1.4%	1.5%	2.3%	2.2%
Payoffs	0.0%	0.0%	0.0%	2.1%	0.0%	3.1%	1.1%	0.8%	2.0%	2.0%	0.6%	1.4%	1.3%	1.3%	1.1%	0.7%	1.2%	1.0%
Other (1)	0.0%	0.0%	0.0%	0.0%	2.6%	1.9%	3.2%	2.0%	1.4%	0.0%	0.3%	0.3%	0.8%	0.2%	1.0%	0.4%	1.0%	0.5%
Bankruptcy	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.8%	4.6%	2.0%	2.9%	2.8%	2.0%	1.7%	2.9%	2.5%	2.5%	3.2%
Deferments	0.0%	0.0%	4.1%	0.0%	0.0%	0.6%	1.0%	0.3%	2.0%	1.7%	1.4%	2.1%	3.1%	2.5%	2.4%	2.2%	2.4%	2.3%
Cures	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	0.3%	0.0%	0.7%	0.4%	0.5%	1.5%	1.5%	1.0%	1.1%	1.4%	2.1%
Renewals	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.1%
Roll Worse	100.0%	91.2%	86.1%	82.2%	58.9%	65.4%	68.2%	65.2%	57.1%	58.5%	60.7%	57.2%	56.0%	56.8%	58.0%	58.9%	52.5%	55.6%
Chargeoffs(2)	0.0%	0.0%	0.0%	0.0%	2.3%	2.3%	4.4%	5.6%	5.0%	4.5%	3.5%	4.6%	4.5%	5.8%	4.4%	5.6%	6.7%	7.0%

(1) Other includes loans whose delinquency was affected by some other means than borrower assistance including judgment, insurance claim, etc.
(2) Percentage of 30+ portfolio

Time Tested Performance

Our extensive underwriting and servicing experience has generated robust credit performance through cycles



Net Charge-off%
12%
10%
8%
6%
4%
2%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
5.99%
2.61%
S&P Subprime Auto(1)
Secured Personal Loans(2)

- **Direct Auto is an extension of our secured personal loan product with newer vehicles and lower borrower rates**
- **Incremental underwriting vs. hard secured personal loans utilizing LTV, vehicle year, mileage, DTI, PTI**
- **Leverages existing infrastructure (over half of total Springleaf portfolio is auto secured)**
- **Historically Auto secured loans historic losses exhibit ~50% lower loss vs. our traditional hard secured personal loans**
  - Lower frequency of loss more impactful than collateral value/severity

(1) S&P Subprime Auto Tracker
(2) Legacy Springleaf Hard Secured Personal Loans and Direct Auto Loans

OneMain. Lending Made Personal

Auto ABS Industry Comps

	OneMain	CPS 2016-B	WLAKE 2016-2	AMCAR 2016-2	FCAT 2016-2	FIOAT 2016-1	CFCAT 2015-1
	Q1 2016 Originations [1]						
Origination Channel							
Direct	**100.0%**	0.5%	--	--	14.7%	25.6%	28.1%
Indirect	**0.0%**	99.5%	100.0%	100.0%	85.3%	74.4%	71.9%
Collateral Characteristics							
Avg. Curent Loan Bal	**$14,930**	$15,879	$10,945	$18,712	$18,717	$21,654	$19,831
WA APR	**17.78%**	19.74%	19.80%	12.19%	15.37%	13.15%	14.98%
WA FICO	**610**	564	604	574	589	584	603
WA LTV [2]	**114.6%**	114.0%	111.7%	110.0%	119.0%	124.8%	118.4%
WA Orig Term (months)	**54.0**	67.4	52.0	71.0	71.0	71.0	70.7
WA Rem Term (months)	**53.3**	66.8	48.0	62.0	70.0	69.0	68.5
WA Seasoning (months)	**0.7**	0.6	4.0	9.0	0.6	2.0	2.3
Original Term [3]							
0 -36	**2.7%**	1.2%	--	0.2%	0.1%	--	0.2%
37 -48	**39.8%**	4.1%	--	0.7%	1.5%	--	0.7%
49 -60	**50.8%**	22.9%	--	5.9%	10.3%	6.1%	9.8%
60+	**6.7%**	71.8%	--	93.2%	88.0%	93.9%	89.3%
FICO Distribution							
500 & Lower	**3.3%**		23.44% (thin)	--	3.8%	0.0%	0.2%
501-550	**13.5%**		16.0% (<540)	24.0% (<540)	20.8%	21.0%	6.4%
551-600	**24.8%**		20.6% (540-599)	44.0% (540-599)	38.1%	45.4%	40.2%
601-650	**34.5%**		25.4% (600-659)	31.0% (600-659)	27.6%	29.2%	41.8%
651 & Higher	**23.8%**		14.6% (>660)	2.0% (>660)	9.7%	4.4%	11.4%
Geographic Concentration							
Top 3 States	**CA (8.7%)** **TX (7.9%)** **IL (7.1%)**	TX (7.8%) CA (7.4%) OH (6.9%)	CA (26.4%) FL (13.8%) NY (4.14%)	TX (19.14%) FL (7.62%) CA (6.77%)	TX (15.2%) FL (11.2%) CA (10.3%)	TX (14.2%) CA (9.6%) NC (7.7%)	TX (31.4%) CA (17.7%) FL (6.8%)

(1) Springleaf originations as of Q1 2016
(2) Clean trade-in value no additions
(3) Original term buckets for FCAT 2016-1 represent the FCAT 2015-3

OneMain
Lending Made Personal

Springleaf Direct vs. Indirect Performance

- **Direct Auto collateral across various originators has significantly outperformed Indirect auto**

Cumulative Net Loss: Direct vs. Indirect (1)(2)(3)(4)



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17
5.67%
5.10%
4.02%
3.78%
3.40%
2.92%
1.17%
Indirect - First Investors
Direct - First Investors
Direct - Springleaf
Indirect - CarFinance
Direct - CarFinance
Indirect - Flagship
Indirect - SDART

(1) *First Investors loss data represents blended average of Q1 – Q2 2014 vintage losses; CarFinance loss data represents a blended average Q1-Q3 2014 vintage losses; Source: Offering Documents*
(2) *SDART loss data represents SDART 2014-1 through 2014-4 cumulative loss performance : Offering Documents*
(3) *OneMain Direct Auto – blended average of Q3 and Q4 2014 vintage losses: Vehicles 0-8 years old only*
(4) *Losses are weighted averages of quarterly vintages/trusts and exclude months where loss data is not fully seasoned for a given quarter*

OneMain
Lending Made Personal

Springleaf Direct Auto Performance

Direct Auto Cumulative Losses by Quarterly Vintage[1]



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.66%
1.17%
0.77%
0.65%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Quarterly Originations ($ millions)	$85M	$162M	$165M	$214M	$220M	$236M	$175M
CNL[2]	1.7%	1.2%	0.8%	0.7%	0.2%	0.0%	0.0%
Current % Outstanding [2]	34.2%	39.7%	52.4%	64.0%	75.2%	84.1%	91.7%

(1) *Losses are weighted averages and exclude months where loss data is not fully seasoned for a given quarter: Vehicles 0-8 years old only*
(2) *Cumulative Net Loss and Current % Outstanding reflect the most recent month on book, as of May 2016*

OneMain
Lending Made Personal

Appendix

Direct Auto Loan Illustration

- **The charts below illustrate the four product types using estimated depreciation on an average vehicle[(1)]**

Cash-Out Refi (72%)



Avg. Cash-Out: $3,735
Avg. Balance: $16,632
Avg. WAC: 16.9%
Avg. LTV: 119%
Avg. Mileage: 69,605
Value of Car
Depreciation %
Years
Value of Car (LHS)
Prior Loan Balance (LHS)
New OMF Loan Balance (LHS)
Depreciation% (RHS)

Free & Clear (19%)



Avg. Balance: $11,553
Avg. WAC: 18.0%
Avg. LTV: 100%
Avg. Mileage: 76,404
Value of Car
Depreciation %
Years
Value of Car (LHS)
Prior Loan Balance (LHS)
New OMF Loan Balance (LHS)
Depreciation% (RHS)

Purchase (6%)



Avg. Balance: $13,850
Avg. WAC: 16.1%
Avg. LTV: 104%
Avg. Mileage: 80,744
Value of Car
Depreciation %
Years
Value of Car (LHS)
New OMF Loan Balance (LHS)
Depreciation% (RHS)

Refinance (2%)



Avg. Balance: $15,923
Avg. WAC: 15.9%
Avg. LTV: 123%
Avg. Mileage: 67,363
Value of Car
Depreciation %
Years
Value of Car (LHS)
Prior Loan Balance (LHS)
New OMF Loan Balance (LHS)
Depreciation% (RHS)

(1) For illustrative purposes only

OneMain
Lending Made Personal

Servicing and Loss Mitigation Tools

Customer Service / Loss Mitigation

Loan Servicing Kit

	Deferral	Cure	Short-term Modification
Description	▪ One month payment extension ▪ Addresses short term cash flow issue	▪ Delinquent loan is made current ▪ Customer must demonstrate ability to resume making full payments consistently ▪ Cannot exceed 1 cure in a 12 month rolling period	▪ Short-term modification of loan terms ▪ Borrowers must be able to demonstrate they suffered a reduction of income ▪ 1 time per life of loan
Target	▪ Risk team must clear any 60+ days delinquent loan for deferral ▪ No more than 2 in rolling 12 months ▪ Certain payment requirements must be met to defer[1]	▪ Delinquent customers ▪ Recovered from Temporary Hardship which caused delinquency, but now able to maintain payment ▪ Requires Risk approval	▪ Delinquent Customers ▪ Requires Risk approval
% of UPB[2]	0.2%	0.3%	0.02%

(1) Payment requirements: Interest bearing requires a 50% payment where precomputed loans are calculated per state law grids
(2) Represent the average monthly utilization of the respective borrower assistance tools from July 15 through May-16

OneMain
Lending Made Personal

CFPB Compliance and Regulation

Regulatory Approach

1. Licensed in every state we do business
2. Voluntarily cap loans at 36%
3. No Madden v. Midland risk

cfpb

Fair Lending

Fair Servicing

Fair Products

CFPB Consumer Lending Larger Participant Rules

- **June 2015: the CFPB finalized its rules on "larger participant" non-bank auto finance lenders**
  - CFPB has highlighted ability-to-pay → OneMain underwrites on a ability-to-pay basis
  - CFPB has shown sensitivity around rates above 36% → OneMain voluntarily caps loans at 36% rate

Liquidity and Funding

OneMain. Lending Made Personal

Diverse funding sources: Unsecured Debt, Revolving Term ABS, and multi-year revolving Bank Conduits

Liquidity

- **$0.8B in cash and cash equivalents as of 3/31/2016**
  - Add'l $0.6B cash from Lendmark sale in 2Q16
- **Forward funding from existing revolving term ABS**
- **$4.75B of committed revolving conduit facilities with 6 money-center banks (none begin amortizing prior to January 2018)[1]**

Funding Diversity[1]



$3.9
$6.5
$0.9
$7.8
Unsecured
Term ABS
Drawn Conduits
Undrawn Capacity

Unsecured Debt Maturities



$1.3
$0.3
$1.0
$0.4
$1.4
$0.7
$0.7
$1.3
$0.3
$1.0
$1.5
$0.8
$0.7
$0.3
2016
2017
2018
2019
2020
2021
2022
2023
OneMain Financial
Springleaf

Funding Sources

- **Issued $1B 8.25% Senior Notes due Dec. 2020**
  - Exchanged $600M of 2017s
- **Raised more than $1.5B via three ABS deals in 2016**
  - OMFIT 2016-2 was upsized from $331M to $734M
  - OMFIT 2016-3 featured a five year revolving period